Prime Credit Card Master Trust					14-Sep-05
					12:37 PM
Settlement Statement
-	-	--

Distribution Date:					15-Sep-05

Monthly Period:		August 2005
		31-Jul-05
		27-Aug-05

(i) Collections					$360,222,460
Finance Charge					37,417,676
Principal					322,804,785

(ii) Investor Percentage - Principal Collections					27-Aug-05

	Series 2000-1				25.8%
	A				21.6%
	B				2.1%
	C				2.1%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				11.3%
	A				7.1%
	B				2.1%
	C				2.1%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Sep-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Sep-05

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Sep-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$1,199,972.95
	A				801,549.63
	B				199,211.66
	C				199,211.66

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$449,597.59
	A				322,597.59
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			27-Aug-05		$1,928,561,191.78
Principal Receivables in Trust					$1,845,035,206.56

(xii) Invested Amount			27-Aug-05

	Series 2000-1				$209,533,333.32
	A ( net of $266,666,666.68 Principal Funding)				133,333,333.32
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.883%
Finance Charge Receivables Factor					4.331%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.86%	$1,703,992,163
	1-29 days			3.45%	$63,398,220
	30-59 days			1.14%	$20,868,966
	60-89 days			0.72%	$13,242,446
	90-119 days			0.58%	$10,665,026
	120-149 days			0.51%	$9,403,575
	150 days +			0.74%	$13,604,941
	Total			100.00%	$1,835,175,337

	Balance in Principal Funding Account			27-Aug-05	$267,346,878

Last Updated on 9/15/2005
By ho0dmw